American Beacon Numeric Integrated Alpha Fund

Supplement dated November 9, 2018
to the
Prospectus and Summary Prospectus dated May 31, 2018

On November 6, 2018, the Board of Trustees (the “Board”) of American Beacon Funds approved a plan to liquidate and terminate the American Beacon Numeric Integrated Alpha Fund (the “Fund”) on or about December 10, 2018 (the “Liquidation Date”), upon the recommendation of American Beacon Advisors, Inc., the Fund's investment manager.
In anticipation of the liquidation, effective immediately, the Fund is closed to new shareholders.   To prepare for the liquidation of the Fund, the Fund's sub-advisor may need to increase the portion of the Fund's assets held in cash and similar instruments in order to pay for Fund expenses and meet redemption requests.  The Fund may no longer be pursuing its investment objective during this transition.  The Fund will distribute cash pro rata to all remaining shareholders who have not previously redeemed or exchanged all of their shares on or about the Liquidation Date.  These Shareholder redemptions may be taxable events.  Once the Shareholder redemption is complete, the Fund will terminate.
Please note that you may be eligible to exchange your shares of the Fund at net asset value per share at any time prior to the Liquidation Date for shares of the same share class of another American Beacon Fund under certain limited circumstances.  You also may redeem your shares of the Fund at any time prior to the Liquidation Date.  No sales charges, redemption or termination fees will be imposed in connection with such exchanges and redemptions.  In general, exchanges and redemptions are taxable events for shareholders.
In connection with the liquidation, the Fund may declare taxable distributions of its net investment income and net capital gain in advance of its Liquidation Date.
If you own Fund shares in a tax deferred account, such as an individual retirement account, 401(k) or 403(b) account, you should consult your tax adviser to discuss the Fund’s liquidation and determine its tax consequences.
For more information, please contact us at 1-800-658-5811, Option 1.  If you purchased shares of the Fund through your financial intermediary, please contact your broker-dealer or other financial intermediary for further details.

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